Legg Mason Opportunity Trust Investment Commentary and Quarterly Report to Shareholders September 30, 2006

Contents

Commentary
Investment Commentary	ii

Quarterly Report to Shareholders
President’s Letter	1
Performance Information	3
Portfolio of Investments	9

ii  Investment Commentary

Legg Mason Opportunity Trust

Market Comments: Third Quarter 2006

Our friends at 13D Research, led by Kiril Sokoloff, recently hosted a meeting of portfolio managers to discuss their current thinking on the market. The question posed was, what are you thinking about that no one else is thinking about? The 10 or so investors gathered, a mix of well-known hedge fund or mutual fund managers, quickly disposed of that formulation, noting that it would be astonishing if any of us were actually capable of such a feat. What we were capable of was offering some views that we thought had not been adequately discounted by the market, and which, if right, might offer some opportunities for excess return.

The most important question in markets is always, what is discounted? What does the market expect, as reflected in prices, and how do my expectations differ? All expectations incorporate a time horizon, and it is necessary to have that reflected in one’s judgments.

Today those time horizons appear to be quite short, creating a just-in-time market, or a data point driven market, one that extrapolates each new number as if it were the beginning of a new trend. Wasn’t it only a couple of months ago that oil was $20 per barrel higher? And who thought in April when it was up 15% year over year that by October the Reuters/Jeffries Commodity Research BureauA index would be down 5% year over year?

A different way of looking at it is that the markets have become more informationally efficient, quickly incorporating new information into prices so fast that one has almost no ability to effectively trade in response to what comes over the tape. By the time one has been able to read a company’s earnings release, the “wisdom of crowds” has usually adjusted the price to reflect whatever new information is contained therein, and those changes are usually pretty good, at least in the short run.

Adding value involves forecasting changes in what British economist John Maynard Keynes called the state of long-term expectation. We do that by trying to narrow the cone of uncertainty that inevitably widens as one extends time horizons. Market prices reflect the weighted average expectations of a security’s future returns, and those expectations must encompass even low probability events, especially if they might have a high impact – e.g. Iran’s reacting to an Israeli attack on its nuclear facilities by blocking the Strait of Hormuz. (I realize some do not consider this a low probability event.)

Since more things can happen than will happen, if we can identify where our expectations differ materially from those embedded in market prices, we can construct portfolios that we believe will earn higher risk-adjusted rates of returnB over time than could be earned by a passive investment program.

A The Reuters/Jeffries Commodity Research Bureau Index measures global commodities markets, is traded on the NYBOT and comprises 19 different types of commodities. Although it is not possible to invest directly in an index, it is possible to purchase investment vehicles designed to track the performance of certain indexes.
B Risk-Adjusted Rate of Return is a measure of how much risk a fund or portfolio takes on to earn its returns, usually expressed as a number or a rating.

The Investment Commentary is not a part of the Quarterly Report to Shareholders.

Investment Commentary  iii

This involves always keeping in mind a basic business principle: only compete where you have a competitive advantage. Warren Buffett refers to staying within your circle of competence. Social psychologists tell us, though, that we are prone to overconfidence when it comes to assessing our abilities, so even when we think we have an advantage, we may well be mistaken.

In markets, competitive advantages are three: informational, analytical or behavioral. Informational advantage is when you know something material that someone else doesn’t. It is the easiest to exploit and the hardest to find. The securities regulators make it their business to see to that by mandating public release of all material information, by regulations like FDC, and stiff penalties for acting on inside information.

Analytical advantages come from taking publicly available information and processing or weighting it differently from the others. The market appears to be pricing Amazon.com, Inc. as though its current operating margins in the low single digits are a permanent feature of its business model, as they are of bookseller Barnes & Noble. We think that is wrong and that Amazon’s margins will soon begin a steady climb toward and perhaps into double digits. If our analysis is right, we stand to make an excess return from our holdings in Amazon.com, Inc.

Behavioral advantages are the most interesting because they are the most durable. The field of behavioral finance is still in its infancy yet has already yielded results that can be incorporated profitably into a sound investment process. The best part is that such results are likely to be systematically exploitable and not able to be arbitraged away as they become more widely known. That is because they represent broad findings about how large groups of people are likely to behave under well-defined circumstances. Until large numbers of people are able to alter their psychology (don’t hold your breath), there is money to be made from prospect theory, support theory, cognitive psychology, and neuroscience. Until Institutional Investor magazine starts rating analysts on their coverage of the Social Psychology Network (www.socialpsychology.org), there is still time.

This brings me back to the beginning, to the meeting Kiril organized on what no one was thinking about. I offered that there was something no one was thinking about, which was how we think about things. More specifically, we all come to our tasks with all kinds of beliefs, but we spend very little time thinking about beliefs: why do we have them, how did we get them, are they right, what is the evidence for them, how do they relate to our other beliefs, what does it take for us to change them, and so on.

Belief is an area that has not been well studied, and is just now beginning to garner renewed attention. I say “renewed” because in the late 19th century there was a lively interest in and debate about belief. This was due to the upheaval in belief systems caused in part by Darwin. British mathematician W. K. Clifford wrote what became a famous essay called “The Ethics of Belief,” where he argued it was “wrong always, everywhere, and for anyone, to believe anything on insufficient evidence.” He was countered by philosopher William James, in “The Will to

C Regulation FD (Fair Disclosure) is a rule passed by the Securities and Exchange Commission designed to prevent companies from selectively disclosing material nonpublic information, before such information has been disclosed to the general public.

The Investment Commentary is not a part of the Quarterly Report to Shareholders.

iv  Investment Commentary

Believe,” who argued that there were areas where sufficient evidence was lacking but belief was justified. (Remember The Little Engine that Could?)

There is a renewed interest in beliefs, as we have had to confront the implications of how the beliefs of radical Muslims affect our security after 9/11, or how beliefs about the presence of weapons of mass destruction in Iraq contributed to the decision to take military action. Authors such as Sam Harris, Dan Dennett, and Richard Dawkins have renewed the moral debate about belief raised by Clifford in the 1870s.

The beliefs that we bring to investing determine our actions. Are profit margins mean-reverting? Are we at or approaching Hubbert’s Peak? Is the consumer over-leveraged? Is the current account deficit a problem? Has the FedD tightened too much? Not enough?

Beliefs are not created equal. Philosopher Willard Van Orman Quine noted that our belief systems are like a series of concentric circles, some are central to who we are and some are on the periphery and subject to change relatively quickly. Those that are central we may hold even when there is abundant evidence they are false because it is too difficult to give them up. Many beliefs are impervious to evidence, and our dispositions to believe some kinds of things may be hard-wired, as British biologist Lewis Wolpert suggests in his new book Six Impossible Things Before Breakfast: The Evolutionary Origins of Belief.

In Pragmatism, William James emphasized the role temperament plays in our beliefs. If you are bearish by nature, you will read the data differently than if you have a bullish bent. A famous investor at the meeting last week noted that he had made most of his money from instability, so that colored how he looked at things, and when he saw stability he naturally looked for how things could go awry. I suspect one of the reasons he is such a good investor is he is introspective enough to understand how his temperament may load the dice.

Ken Leech, chief investment officer of our sister company Western Asset Management, once quipped that I alternate between being bullish on stocks, and being very bullish on stocks. It was a good line, and while not entirely true, does reflect something I believe, and with sufficient evidence: people are too risk averse and therefore systematically misprice risky assets more often than not. The work of Dick Thaler at the University of Chicago on myopic loss aversion makes this clear.

Loss is painful, on average twice as painful as gain is pleasurable in matters financial. That is, people on average need about a 2-to-1 payoff on an even odds bet to take the bet. But even a modest advantage yields big gains over time, which is why casinos make so much money.

People get more bullish as prices go up, and more bearish as they go down. They overweight recent trends relative to their long-term significance, and their emotions give greater weight to events the more dramatic they are, often out of all proportion to the probability of their occurrence. All of these features of how our beliefs affect our behavior are actionable if they are systematically incorporated into an investment process.

D The Federal Reserve Board (“Fed”) is charged with, among other things, conducting the nation’s monetary policy by influencing the monetary and credit conditions in the economy in pursuit of maximum employment, stable prices, and moderate long-term interest rates.

The Investment Commentary is not a part of the Quarterly Report to Shareholders.

Investment Commentary  v

We are, of course, not immune to what Charlie Munger calls the psychology of misjudgment, but we are aware of it and try to compensate for it. We make plenty of mistakes; we just hope they are mostly new ones.

The prevailing beliefs in the stock market today have been affected by the recent rally and the press surrounding DowE 12,000, a new all-time high for that index. As with all news-driven judgments, they are subject to change. A 5% pullback would likely quickly bring on the gloom. Emotions are fickle.

Warranted beliefs are more stable and more reliable than emotions. U.S. economic fundamentals are solid and notable excesses are absent. Earnings growth continues apace, as does merger and acquisition activity, and record corporate buybacks. Managements continue to be disciplined in capital spending without being miserly. Balance sheets are strong. Interest rates and inflation remain subdued, and the recent pullback in oil prices removes a source of inflationary pressure. The Fed is vigilant but not hostile. Most importantly, valuations are not demanding and the U.S. stock market remains undervalued in my opinion.

Count me somewhere between bullish and very bullish.

Bill Miller, CFA

October 23, 2006
DJIA 12,116.9

Investment risks: Investment in shares of this fund is more volatile and risky than some other forms of investment. Investments in securities that involve special circumstances may involve greater risks of loss than investments in securities of well-established companies with a history of consistent operating patterns. The Fund may suffer significant losses on assets that the fund sells short. Unlike the possible loss on a security that is purchased there is no limit on the amount of loss on a depreciating security that is sold short. This Fund can invest in debt securities, which can be subject to interest rate, credit, and inflation risk.

E The Dow Jones Industrial Average (“Dow”) is a total return price weighted average based on the price movements of 30 blue chip stocks, computed by reinvesting quarterly dividends on a daily basis. Although it is not possible to invest directly in an index, it is possible to purchase investment vehicles designed to track the performance of certain indexes.

The Investment Commentary is not a part of the Quarterly Report to Shareholders.

vi  Investment Commentary

As a “non diversified” fund, an investment in the Fund will entail greater price risk than an investment in a diversified fund because a higher percentage of investments among fewer issuers may result in greater fluctuation in the total market value of the Fund’s portfolio. International investments are subject to currency fluctuation, social, economic and political risks. Smaller companies may involve higher risk than a fund that invests in larger, more established companies.

The views expressed in this commentary reflect those solely of the portfolio manager as of the date of this commentary and may differ from those of Legg Mason, Inc. or its affiliates. Any such views are subject to change at any time based on market or other conditions, and Legg Mason Opportunity Trust, and Legg Mason Investor Services, LLC disclaim any responsibility to update such views. These views are not intended to be a forecast of future events, a guarantee of future results or investment advice. Because investment decisions for the Legg Mason Funds are based on numerous factors, these views may not be relied upon as an indication of trading intent on behalf of any Legg Mason Fund. The information contained herein has been prepared from sources believed to be reliable, but is not guaranteed by Legg Mason Opportunity Trust or Legg Mason Investor Services, LLC as to its accuracy or completeness.

The Investment Commentary is not a part of the Quarterly Report to Shareholders.

Quarterly Report to Shareholders

Legg Mason Opportunity Trust September 30, 2006

Quarterly Report to Shareholders  1

To Our Shareholders,

We are pleased to provide you with Legg Mason Opportunity Trust’s report for the quarter ended September 30, 2006.

Total returns for various periods ended September 30, 2006 are:

	Total ReturnA
	3 Months	1 Year

Opportunity Trust
Primary Class	–1.72%	–0.08%
Financial Intermediary Class	–1.52%	+0.63%
Institutional Class	–1.45%	+0.99%
Dow Jones Industrial AverageB	+5.35%	+13.14%
S&P 500 Stock Composite IndexC	+5.67%	+10.79%
Value Line IndexD	+0.78%	+4.07%

The performance data quoted represents past performance and does not guarantee future results. The performance stated may have been due to extraordinary market conditions, which may not be duplicated in the future. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month-end performance information for the Primary Class please visit www.leggmasonfunds.com; for the Financial Intermediary and Institutional Class please call 1-888-425-6432. The investment return and principal value of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Calculations assume reinvestment of dividends and capital gain distributions. Performance would have been lower if fees had not been waived in various periods. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Information about the Fund’s performance over longer periods of time is shown in the Performance Information section within this report. For more information about the Fund share classes included in this report, please contact your financial advisor.

Many Primary Class shareholders invest regularly in Fund shares on a dollar cost averaging basis. Most do so by authorizing automatic, monthly transfers of $50 or more from their bank checking or brokerage accounts. Dollar cost averaging is a convenient and sensible way to

A Total return measures investment performance in terms of appreciation or depreciation in net asset value per share plus dividends and any capital gain distributions. It assumes that dividends and distributions were reinvested at the time they were paid. No adjustment has been made for any income taxes payable by shareholders.
B A total return price-weighted average based on the price movements of 30 blue chip stocks, computed by reinvesting quarterly dividends on a daily basis. Although it is not possible to invest directly in an index, it is possible to purchase investment vehicles designed to track the performance of certain indexes.
C A market capitalization-weighted index, composed of 500 widely held common stocks, that is generally considered representative of the U.S. stock market.
D Composed of approximately 1,700 stocks, this index is a geometric average of the daily price percentage change in each stock, covering both large- and small-capitalization companies.

2  Quarterly Report to Shareholders

invest, as it encourages continued purchases over time regardless of fluctuating price levels. Of course, it does not ensure a profit nor protect against declines in the value of your investment. Your financial advisor will be happy to help you establish a dollar cost averaging account should you wish to do so.
Sincerely,

Mark R. Fetting
President
October 21, 2006

Quarterly Report to Shareholders  3

Performance Information

Legg Mason Opportunity Trust

The graphs on the following pages compare the Fund’s total returns to the S&P 500 Stock Composite Index. The graphs illustrate the cumulative total return of an initial $10,000 investment in the Primary Class and a $1,000,000 investment in the Financial Intermediary and Institutional Classes for the periods indicated. The line for the Fund represents the total return after deducting all Fund investment management and other administrative expenses and the transaction costs of buying and selling portfolio securities. The line representing the index does not include any transaction costs associated with buying and selling securities in the index or other administrative expenses. Both the Fund’s results and the index’s results assume reinvestment of all dividends and distributions.

Total return measures investment performance in terms of appreciation or depreciation in the Fund’s net asset value per share, plus dividends and any capital gain distributions. It assumes that dividends and distributions were reinvested at the time they were paid. Average annual returns tend to smooth out variations in a fund’s return, so that they differ from actual year-to-year results.

4  Quarterly Report to Shareholders

Performance Information — Continued

Growth of a $10,000 Investment — Primary Class
Periods Ended September 30, 2006

	Cumulative	Average Annual
	Total Return	Total Return
One Year	–0.08%	–0.08%
Five Years	+109.77%	+15.97%
Life of Class*	+71.19%	+8.29%
* Inception date: December 30, 1999

The performance data quoted represents past performance and does not guarantee future results. The performance stated may have been due to extraordinary market conditions, which may not be duplicated in the future. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month-end performance information please visit www.leggmasonfunds.com. The investment return and principal value of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Calculations assume reinvestment of dividends and capital gain distributions. Performance would have been lower if fees had not been waived in various periods.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

A Index returns are for periods beginning December 31, 1999.

Quarterly Report to Shareholders  5

Growth of a $1,000,000 Investment — Financial Intermediary Class
Periods Ended September 30, 2006

	Cumulative	Average Annual
	Total Return	Total Return
One Year	+0.63%	+0.63%
Life of Class*	+19.34%	+6.95%
* Inception date: February 13, 2004

The performance data quoted represents past performance and does not guarantee future results. The performance stated may have been due to extraordinary market conditions, which may not be duplicated in the future. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month-end performance information please call 1-888-425-6432. The investment return and principal value of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Calculations assume reinvestment of dividends and capital gain distributions. Performance would have been lower if fees had not been waived in various periods.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

B Index returns are for periods beginning January 31, 2004.

6  Quarterly Report to Shareholders

Performance Information — Continued

Growth of a $1,000,000 Investment — Institutional Class
Periods Ended September 30, 2006

	Cumulative	Average Annual
	Total Return	Total Return
One Year	+0.99%	+0.99%
Five Years	+120.88%	+17.17%
Life of Class*	+74.70%	+9.32%
* Inception date: June 26, 2000

The performance data quoted represents past performance and does not guarantee future results. The performance stated may have been due to extraordinary market conditions, which may not be duplicated in the future. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month-end performance information please call 1-888-425-6432. The investment return and principal value of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Calculations assume reinvestment of dividends and capital gain distributions. Performance would have been lower if fees had not been waived in various periods.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

C Index returns are for periods beginning June 30, 2000.

Quarterly Report to Shareholders  7

Sector DiversificationD

September 30, 2006 (Unaudited)

% of
Net Assets

Consumer Discretionary	32.1%
Consumer Staples	1.4
Energy	0.6
Financials	4.1
Health Care	3.0
Industrials	9.7
Information Technology	11.4
Limited Partnerships	3.7
Materials	15.3
Telecommunications Services	13.3
Utilities	2.8%
Options Purchased	1.9
Corporate and Other Bonds	6.1
Short-Term Investments	0.1

Total Investment Portfolio	105.5
Other Assets Less Liabilities	(5.5)

100.0%

Top Ten Holdings (as of September 30, 2006)

% of
Security	Net Assets

NII Holdings Inc.	7.4%
United States Steel Corporation	6.2%
Tyco International Ltd.	5.0%
Mittal Steel Company NV	4.6%
Amazon.com, Inc.	3.8%
IAC/InterActiveCorp	3.4%
Level 3 Communications, Inc.	3.2%
Level 3 Communications Inc., 10%, due 5/1/11	3.0%
Netflix Inc.	2.9%
Jarden Corporation	2.8%

D The Fund is actively managed. As a result, the composition of its portfolio holdings and sectors is subject to change at any time.

8  Quarterly Report to Shareholders

Performance Information — Continued

Selected Portfolio PerformanceE

Strongest performers for the quarter ended September 30, 2006F

1.	Fairfax Financial Holdings Limited	+36.9%
2.	Cott Corporation	+31.5%
3.	TD Ameritrade Holding Corporation	+27.3%
4.	Level 3 Communications, Inc.	+21.4%
5.	Level 3 Communications Inc., 10%, due 5/1/11	+17.0%
6.	Micron Technology, Inc	+15.5%
7.	CA Inc.	+15.5%
8.	Mittal Steel Company NV	+14.3%
9.	Pulte Homes, Inc.	+10.8%
10.	The AES Corporation	+10.5%

Weakest performers for the quarter ended September 30, 2006F

1.	Netease.com Inc. – ADR	–26.7%
2.	Career Education Corporation	–24.8%
3.	JetBlue Airways Corporation	–23.9%
4.	Yahoo! Inc.	–23.4%
5.	Convera Corporation	–21.3%
6.	Syntroleum Corporation	–21.1%
7.	United States Steel Corporation	–17.5%
8.	Amazon.com, Inc.	–17.0%
9.	Netflix Inc.	–16.3%
10.	Sepracor Inc.	–15.2%

Portfolio Changes

Securities added during the quarter	Securities sold during the quarter
Beazer Homes USA, Inc.	Embarq Corporation
Exide Technologies	KB HOME
HouseValues, Inc.	Mercury Interactive Corporation
Eastman Kodak Company, Call, January 2007, Strike Price $30.00

E Individual security performance is measured by the change in the security’s price; for stocks, dividends are assumed to be reinvested at the time they were paid.
F Securities held for the entire quarter, does not include option positions.

Quarterly Report to Shareholders  9

Portfolio of Investments

Legg Mason Opportunity Trust
September 30, 2006 (Unaudited)
(Amounts in Thousands)

	Shares/Par	Value

Common Stocks and Equity Interests — 97.4%
Consumer Discretionary — 32.1%
Auto Parts and Equipment — 1.7%
Exide Technologies	8,452	$29,921	A,B,C
Lear Corporation	3,500	72,450	A

		102,371

Diversified Consumer Services — 1.6%
Career Education Corporation	4,200	94,500	B

Hotels, Restaurants and Leisure — 0.9%
Pinnacle Entertainment, Inc.	1,800	50,616	B

Household Durables — 13.0%
Beazer Homes USA, Inc.	2,100	81,984	A
Centex Corporation	2,000	105,240
Jarden Corporation	5,000	164,850	A,B
Lennar Corporation	2,100	95,025
Meritage Homes Corporation	1,000	41,610	B
Pulte Homes, Inc.	3,500	111,510
The Ryland Group, Inc.	3,800	164,198	A

		764,417

Internet and Catalog Retail — 12.0%
Amazon.com, Inc.	7,000	224,840	B,D
Expedia, Inc.	7,000	109,760	B
IAC/InterActiveCorp	7,000	201,320	B,D
Netflix Inc.	7,500	170,850	A,B

		706,770

Leisure Equipment and Products — 1.6%
Eastman Kodak Company	4,200	94,080

10  Quarterly Report to Shareholders

Portfolio of Investments — Continued
Legg Mason Opportunity Trust — Continued

	Shares/Par	Value

Consumer Discretionary — Continued
Media — 1.3%
XM Satellite Radio Holdings Inc.	6,200	$79,918	B

Consumer Staples — 1.4%
Beverages — 1.4%
Cott Corporation	4,800	82,416	A,B

Energy — 0.6%
Oil, Gas and Consumable Fuels — 0.6%
Syntroleum Corporation	7,900	37,841	A,B

Financials — 4.1%
Consumer Finance — 2.8%
AmeriCredit Corp.	2,735	68,343	B
TD Ameritrade Holding Corporation	5,000	94,250	B

		162,593

Insurance — 0.4%
Fairfax Financial Holdings Limited	194	25,202

Real Estate Management and Development — 0.9%
Fieldstone Investment Corporation	3,500	30,555	A
HouseValues, Inc.	3,600	21,024	A,B

		51,579

Health Care — 3.0%
Biotechnology — 0.8%
Amylin Pharmaceuticals, Inc.	1,000	44,070	B

Pharmaceuticals — 2.2%
Sepracor Inc.	2,700	130,788	B

Quarterly Report to Shareholders  11

	Shares/Par	Value

Industrials — 9.7%
Airlines — 3.1%
AMR Corporation	6,500	$150,410	B
JetBlue Airways Corporation	3,800	35,226	B

		185,636

Construction and Engineering — 1.6%
Foster Wheeler Ltd.	2,400	92,616	B

Industrial Conglomerates — 5.0%
Tyco International Ltd.	10,500	293,895

Information Technology — 11.4%
Internet Software and Services — 6.8%
Netease.com Inc. — ADR	6,800	111,248	B
SINA Corp.	2,100	52,815	B
VeriSign, Inc.	5,500	111,100	B
Yahoo! Inc.	5,000	126,400	B

		401,563

IT Services — 0.8%
BearingPoint, Inc.	6,000	47,160	B

Semiconductors and Semiconductor Equipment — 1.9%
Micron Technology, Inc.	6,200	107,880	B

Software — 1.9%
CA Inc.	3,500	82,915
Convera Corporation	5,556	29,389	A,B

		112,304

12  Quarterly Report to Shareholders

Portfolio of Investments — Continued
Legg Mason Opportunity Trust — Continued

	Shares/Par	Value

Limited Partnerships — 3.7%
AP Alternative Assets, L.P.	3,750	$69,937	E
Arience Capital Partners I, LP	50,000	78,170	E
Aston Capital Partners L.P.	25,000	25,873	E
Omega Capital Partners Limited	30,000	42,909	E

		216,889

Materials — 15.3%
Metals and Mining — 15.3%
AK Steel Holding Corporation	8,500	103,190	A,B
Cleveland-Cliffs Inc.	4,300	163,873	A,B
Mittal Steel Company NV	7,700	267,498
United States Steel Corporation	6,300	363,384	A

		897,945

Telecommunication Services — 13.3%
Diversified Telecommunication Services — 3.2%
Level 3 Communications, Inc.	35,000	187,250	B

Wireless Telecommunication Services — 10.1%
NII Holdings Inc.	7,000	435,120	B
Sprint Nextel Corporation	9,500	162,925

		598,045

Utilities — 2.8%
Independent Power Producers and Energy Traders — 2.8%
The AES Corporation	8,000	163,120	B

Total Common Stocks and Equity Interests (Identified Cost — $4,487,308)		5,731,464

Corporate and Other Bonds — 6.1%
General Motors Corporation, 8.375%, due 7/15/33	100,000	86,500
Level 3 Communications Inc., 10%, due 5/1/11	100,000	178,000	F
Level 3 Communications Inc., 11.50%, due 3/1/10	95,000	97,613

Total Corporate and Other Bonds (Identified Cost — $245,374)		362,113

Quarterly Report to Shareholders  13

	Shares/Par		Value

Options Purchased — 1.9%
Amazon.com, Inc., Call, January 2007, Strike Price $35.00	2,500,000	G	$4,500
American International Group, Inc., Call, January 2008, Strike Price $60.00	1,500,000	G	16,650
Citigroup Inc., Call, January 2008, Strike Price $40.00	2,000,000	G	21,600
Dell Inc., Call, January 2008, Strike Price $30.00	1,500,000	G	1,950
Eastman Kodak Company, Call, January 2008, Strike Price $35.00	1,500,000	G	675
Eastman Kodak Company, Call, January 2008, Strike Price $25.00	2,377,000	G	5,705
General Electric Company, Call, January 2008, Strike Price $30.00	2,000,000	G	13,600
Hewlett-Packard Company, Call, January 2008, Strike Price $30.00	1,500,000	G	15,150
JPMorgan Chase & Company, Call, January 2008, Strike Price $40.00	1,500,000	G	14,100
Symantec Corporation, Call, January 2008, Strike Price $15.00	1,500,000	G	11,400
Time Warner Inc., Call, January 2008, Strike Price $15.00	1,000,000	G	4,500

Total Options Purchased (Identified Cost — $123,636)			109,830

Repurchase Agreements — 0.1%
Bank of America 5.32%, dated 9/29/06, to be repurchased at $3,191 on 10/2/06 (Collateral: $3,105 Federal Home Loan Bank notes, 5.375%, due 6/14/13, value $3,271)	$3,189		3,189

14  Quarterly Report to Shareholders

Portfolio of Investments — Continued
Legg Mason Opportunity Trust — Continued

	Shares/Par	Value

Repurchase Agreements — Continued
Goldman, Sachs & Company 5.29%, dated 9/29/06, to be repurchased at $3,191 on 10/2/06 (Collateral: $3,284 Fannie Mae mortgage-backed securities, 5.5%, due 4/1/36, value $3,267)	$3,189	$3,189

Total Repurchase Agreements (Identified Cost — $6,378)		6,378

Total Investments — 105.5% (Identified Cost — $4,862,696)		6,209,785
Other Assets Less Liabilities — (5.5)%		(323,144)

Net Assets — 100.0%		$5,886,641

Net Asset Value Per Share:
Primary Class		$16.57

Financial Intermediary Class		$16.84

Institutional Class		$17.00

A	Affiliated Company — As defined in the Investment Company Act of 1940, an “Affiliated Company” represents Fund ownership of at least 5% of the outstanding voting securities of an issuer. At September 30, 2006, the total market value of Affiliated Companies was $1,515,925, and the identified cost was $1,324,328.
B	Non-income producing.
C	Illiquid security valued at fair value under procedures approved by the Board of Directors.
D	All or a portion of this security is pledged as collateral for securities sold short. As of September 30, 2006, the total market value of pledged securities was $333,839.
E	Investment in a limited partnership organized under the laws of the State of Delaware except for AP Alternative Assets, L.P. which is organized under the laws of Guernsey, Channel Islands. Each investment is subject to withdrawal restrictions under its partnership agreement, and is illiquid and valued at fair value under procedures adopted by the Board of Directors.

	Acquisition Date	Cost	Value

AP Alternative Assets, L.P.	June 2006	$75,000	$69,937
Arience Capital Partners I, LP	March 2003	50,000	78,170
Aston Capital Partners L.P.	November 2005	25,000	25,873
Omega Capital Partners Limited	June 2002/August 2004	30,000	42,909

F	Convertible Bond — May be converted into the issuer’s common stock. This security is valued at fair value under procedures adopted by the Board of Directors.

G	Represents actual number of contracts.
ADR — American Depository Receipt

Quarterly Report to Shareholders  15

Schedule of Securities Sold Short

Legg Mason Opportunity Trust
September 30, 2006 (Unaudited)
(Amounts in Thousands)

	Shares/Par	Value

Common Stocks and Equity Interests Sold Short — (5.6)%
Energy — (5.6)%
Oil and Gas — (5.6)%
Energy Select Sector SPDR Fund	(2,500)	$(133,750)
Oil Service HOLDRs Trust	(1,500)	(194,745)

Total Common Stocks and Equity Interests Sold Short (Proceeds — $365,844)		$(328,495)

Notes

Fund Information

Investment Manager

LMM, LLC
Baltimore, MD

Investment Adviser

Legg Mason Capital Management, Inc.
Baltimore, MD

Board of Directors

John F. Curley, Jr., Chairman
Mark R. Fetting, President
Dr. Ruby P. Hearn
Arnold L. Lehman
Robin J.W. Masters
Dr. Jill E. McGovern
Arthur S. Mehlman
Jennifer W. Murphy
G. Peter O’Brien
S. Ford Rowan
Robert M. Tarola

Officers

Marie K. Karpinski, Vice President and Chief Financial Officer
Gregory T. Merz, Vice President and Chief Legal Officer
Amy M. Olmert, Vice President and Chief Compliance Officer
Wm. Shane Hughes, Treasurer
Richard M. Wachterman, Secretary

Transfer and Shareholder Servicing Agent

Boston Financial Data Services
Braintree, MA

Custodian

State Street Bank & Trust Company
Boston, MA

Counsel

Kirkpatrick & Lockhart Nicholson Graham LLP
Washington, DC

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP
Baltimore, MD

    About the Legg Mason Funds

Equity Funds
American Leading Companies Trust
Classic Valuation Fund
Growth Trust
Special Investment Trust
U.S. Small-Capitalization Value Trust
Value Trust

Specialty Funds
Balanced Trust
Financial Services Fund
Opportunity Trust

Global Funds
Emerging Markets Trust
Global Income Trust
International Equity Trust

Taxable Bond Funds
Core Bond Fund
High Yield Portfolio
Investment Grade Income Portfolio
Limited Duration Bond Portfolio

Tax-Free Bond Funds
Maryland Tax-Free Income Trust
Pennsylvania Tax-Free Income Trust
Tax-Free Intermediate-Term Income Trust

Legg Mason, Inc., based in Baltimore, Maryland, has built its reputation, at least in part, on the success of the Legg Mason Funds, introduced in 1979. The primary purpose of our funds is to enable investors to diversify their portfolios across various asset classes and, consequently, enjoy the stability and growth prospects generally associated with diversification.

The success of our funds is contingent on the experience, discipline, and acumen of our fund managers. We believe the quality of our managers is crucial to investment success. Unlike many firms, which focus on a particular asset class or the fluctuations of the market, at Legg Mason we focus on providing a collection of top-notch managers in all the major asset classes.

Information about the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is contained in the Statement of Additional Information, available without charge upon request by calling 1-800-822-5544 or on the Securities and Exchange Commission’s (“SEC”) website (http://www.sec.gov). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is also available on the SEC’s website or through the Legg Mason Fund’s website at www.leggmason.com/funds/about/aboutlmf.asp#results.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. You may obtain a free copy of the Fund’s portfolio holdings, as filed on Form N-Q, by contacting the Fund at the appropriate phone number, address or website listed below. Additionally, the Fund’s Form N-Q is available on the SEC’s website or may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. Information about the operation of the Public Reference Room can be obtained by calling 1-800-SEC-0330.

This report must be preceded or accompanied by a free prospectus. Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

Legg Mason Funds For Primary Class Shareholders c/o BFDS, P.O. Box 55214 Boston, MA 02205-8504 800-822-5544 www.leggmasonfunds.com	Legg Mason Investor Services—Institutional For FI and I Class Shareholders c/o BFDS, P.O. Box 8037 Boston, MA 02206-8037 888-425-6432 www.lminstitutionalfunds.com

Legg Mason Investor Services, LLC, Distributor

A Legg Mason, Inc. subsidiary

LMF-088 (11/06) 06-0684